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                                                                EXHIBIT 10.3.1.i
                                                                ----------------

                     PATENT AND TRADEMARK SECURITY AGREEMENT

         PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of March 26, 1999, made by TELXON CORPORATION ("TELXON" or the "BORROWER") the Persons listed on the signature pages under the caption "Grantors" (the "GRANTORS") and the Additional Grantors (as defined in Section 13(b)) to THE BANK OF NEW YORK, with an office at One Wall Street, New York, New York 10286, as agent (the "AGENT") for the benefit of the Issuer, The Swing Line Lender and the Lenders (as such terms are defined in the Credit Agreement referred to below)(the "SECURED PARTIES").

                              W I T N E S S E T H :

         WHEREAS, Telxon, the Lenders from time-to-time party to the Credit Agreement, the Issuer, the Swing Line Lender and the Agent, on behalf of the Lenders, the Issuer and the Swing Line Lender, entered into that certain Credit Agreement dated as of March 8, 1996, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of August 6, 1996, Amendment No. 2 to the Credit Agreement dated as of December 16, 1996 and Amendment No. 3 to the Credit Agreement dated as of December 12, 1997 (as further amended, amended and restated, modified or supplemented from time to time, the "CREDIT AGREEMENT");

         WHEREAS, Telxon, the Agent, the Issuer, the Swing Line Lender and the Lenders have heretofore entered into a Waiver and Agreement, dated as of December 29, 1998 (the "ORIGINAL WAIVER") and a Waiver Extension and Agreement, dated as of February 12, 1999 (the "ORIGINAL WAIVER EXTENSION"), with respect to certain matters relating to the compliance by Telxon with certain provisions of the Agreement;

         WHEREAS, Telxon has requested that the Agent, the Issuer, the Swing Line Lender and the Lenders agree to a further waiver of compliance by Telxon with certain provision of the Credit Agreement, including an extension of the waiver granted in the Original Waiver as extended by the Original Waiver Extension and to amend certain other provisions of the Credit Agreement;

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Agent, the Issuer, the Swing Line Lender, the Lenders and Telxon are entering into that certain Second Waiver Extension Agreement and Amendment No. 4 to the Credit Agreement dated as of the date hereof (the "SECOND WAIVER");

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined;

         WHEREAS, it is a condition precedent to the effectiveness of the Second Waiver, and the continuance of the making of Loans and the issuance of Letters of Credit under the Credit Agreement, that the Grantors shall have granted to the Agent, for the ratable benefit of the Lenders,


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the Issuer and the Swing Line Lender, a security interest, pledge and lien upon the Grantors' assets and property contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises, the covenants and conditions set forth herein and in the Second Waiver, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, each of the Grantors hereby agrees with the Agent as follows:

         SECTION 1. GRANT OF SECURITY. Each Grantor hereby assigns and pledges to the Agent for its benefit and for the ratable benefit of the Lenders, the Issuer and the Swing Line Lender, and hereby grants to the Agent for its benefit and for the ratable benefit of the Lenders, the Issuer and the Swing Line Lender, a lien on and security interest in (except to the extent such assignment, pledge or grant would violate the terms of any license agreement with any other person in connection with any of the Patents and Trademarks, as defined below, whether such Grantor is a licensee or licensor under any such license agreement), the entire right, title and interest of such Grantor in and to the following, whether now owned or hereafter acquired (the "PATENT AND TRADEMARK COLLATERAL"):

                  (a) All trademarks, service marks, trade names and trade dress and all trademark and service mark registrations and applications for trademark or service mark registration in the United States (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section l(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Sections l(c) and l(d) of said Act has been filed) and throughout the world (including, without limitation, each trademark and service mark registration and application for trademark and service mark registration identified on Schedule I attached hereto and made a part hereof), and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), (iii) the right to sue or otherwise recover for all past, present and future infringements thereof, and
         (iv) all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law), together, in each case, with the goodwill of the business connected with the use of, and symbolized by each such trademark, service mark, trade name and trade dress (all of the foregoing and other rights being, collectively, the "TRADEMARKS");

                  (b) All letters patent of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Company, including, but not limited to, those described in Schedule I annexed hereto and made a part hereof, and all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "PATENTS"); and



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                  (c) All license agreements with any other Person in connection with any of the Patents and Trademarks or such other Person's names or marks, whether such Grantor is a licensor or licensee under any such license agreement (subject, in each case, to the terms of such license agreements), and the right to prepare for sale, sell and advertise for sale, all inventory (as defined in the Uniform Commercial Code in effect in the State of New York (the "NYUCC"), to the extent now or hereafter owned by each Grantor and now or hereafter covered by such licenses (the "LICENSES").

         SECTION 2. SECURITY FOR OBLIGATIONS. The assignment and pledge of and grant of a security interest in the Patent and Trademark Collateral by each Grantor pursuant to this Agreement (collectively, the "SECURITY INTERESTS") secures the payment of all obligations of such Grantor to the Agent, the Lenders, the Issuer and the Swing Line Lender now or hereafter existing (and any other documents in respect of such obligations) under the Loan Documents (as the same may be amended, amended and restated, modified or supplemented from time-to-time), whether for principal, interest, fees, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS").

         The Security Interests granted by this Agreement are granted in conjunction with the security interests granted to the Agent in other assets of the Grantors, as set forth in the Credit Agreement and the other Loan Documents.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants on the date hereof and on each date that representations and warranties are deemed made by any Grantor or the Borrower under the Credit Agreement as follows:

                             (a) Such Grantor is the sole, legal and beneficial owner of the entire right, title and interest in and to the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto and the Licenses free and clear of any lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests and Liens created or permitted by this Agreement or the Credit Agreement, and except for any such encumbrances which do not have a material adverse impact on the economic value of any of the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto, and except as permitted by Section 5 of this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto or the Licenses purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the United States Patent and Trademark Office, except such as may have been filed in favor of the Agent relating to this Agreement. No Grantor owns any material copyrights of the United States, or any country (including, without limitation, applications or registrations) which have been recorded or registered (or are currently the subject of a pending application) in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any country or political subdivision thereof.


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                             (b) Set forth on Schedules I and II below the name
         of such Grantor is a complete and accurate list of all of the federal registrations and applications for federal registration of the Patents and Trademarks owned by such Grantor.

                  (c) Each federal patent and trademark and service mark registration and application for registration of such Grantor identified on Schedules I and II is subsisting and, to the best of such Grantor's knowledge, has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to the best of such Grantor's knowledge, valid, registrable and enforceable. Each License of such Grantor, to the best of such Grantor's knowledge, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to the best of such Grantor's knowledge, valid and enforceable. Such Grantor has notified the Agent in writing of all prior uses of any federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto of which such Grantor is aware, which would in the reasonable judgment of such Grantor lead to such Patents and Trademarks becoming invalid or unenforceable, including prior unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such item.

                             (d) Such Grantor has not granted any license, release, covenant not to sue, or non-assertion assurance to any third person with respect to any part of the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto which would materially interfere with its business as currently carried on under any such registrations or applications for registrations.

                  (e) Such Grantor has used reasonable and proper statutory notice in connection with its use of each registered patent and trademark and service mark listed on Schedules I and II, except inadvertent omissions thereof.

                             (f) Such Grantor has the unqualified right to enter into this Agreement and to perform its terms.

                  (g) Except for (i) the appropriate filings with the United States Patent and Trademark Office, and (ii) the appropriate filings under Article 9 of the Uniform Commercial Code, no consent of any other Person (other than licensors of any License to which any Grantor is a licensee), no authorization, consent, approval or other action by, and no notice to or filing or recording with, any governmental, administrative or judicial authority or regulatory body is required in the United States either (x) for the granting by such Grantor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, or (y) for the perfection of or the exercise by the Agent of its rights and remedies hereunder, except where the failure to obtain, take, give or make such authorizations, consents, approvals, actions, notices or filings would not, and would not be reasonably likely to, have a material adverse effect on the financial condition, operations, business, properties or assets of the Grantors taken as a whole.



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                  (h) The consummation of actions contemplated under or in
         connection with the Loan Documents to be performed by such Grantor, will not impair the legal right of such Grantor to use any of the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto.

                  (i) Such Grantor has no knowledge of the existence of any patent, trademark, service mark, trade name or trade dress, or license agreement held or claimed by any other Person that, if upheld, would preclude such Grantor from distributing, marketing, selling or providing any product or service currently distributed, marketed, sold or provided by it, as the case may be, under or in connection with any of the federal registrations and applications for registration of the Patents and Trademarks listed on Schedules I and II hereto (except, in each case, to the extent that such Grantor has granted an exclusive license to another person), and that would have a material adverse effect on the financial condition, operations, business, properties or assets of the Grantors taken as a whole, and such Grantor has no knowledge of any claim that is likely to be made that if upheld would have a material adverse effect on the financial condition, operations, business, properties or assets of the Grantors taken as a whole.

                  (j) No material claim in any court or in the United States Patent and Trademark Office has been made (and, as to any trademark, service mark, trade name, or trade dress with respect to which such Grantor is a licensee, to the best knowledge of such Grantor, no material claim has been made against the third party licensor), and such Grantor has no knowledge of any material claim that has been made or is likely to be made, that the use by such Grantor of any Patent and Trademark Collateral does or may violate the rights of any Person.

                  (k) Such Grantor, to the best of its knowledge, has used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under or in connection with any Patent and Trademark Collateral, and has taken whatever steps necessary to ensure that all licensed users of any Patent and Trademark Collateral use such consistent standards of quality.

         SECTION 4.   FURTHER ASSURANCES.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby, or (ii) enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Patent and Trademark Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as


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         may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby.

                             (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Patent and Trademark Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Patent and Trademark Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                             (c) Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Patent and Trademark Collateral and such other reports in connection with the Patent and Trademark Collateral as the Agent may reasonably request, all in reasonable detail.

                             (d) Each Grantor agrees that, if, before the Secured Obligations have been satisfied in full, it (i) obtains an ownership interest in any new patent, trademark, service mark, trade name and trade dress, or patent, trademark or service mark registration or application for patent, trademark or service mark registration which is not now identified on Schedules I and II, (ii) enters into any new license agreement, subject, in each case, to the terms of the license agreements, or (iii) becomes entitled to the benefit of any patent, trademark, service mark, trade name and trade dress (which is materially important to the business of such Grantor), patent, trademark or service mark registration, application for patent, trademark or service mark registration, license agreement or license agreement renewal, (x) the provisions of Section 1 shall automatically apply thereto, and (y) any such patent, trademark, mark, registration, application, or license agreement, together with the goodwill of the business connected with the use of the mark or symbolized by it, shall automatically become part of the Patent and Trademark Collateral. Each Grantor shall give prompt written notice to the Agent of each new patent, trademark or service mark registration or application for registration. Each Grantor authorizes the Agent to modify this Agreement by amending Schedules I and II to include any such new patent, trademark or service mark registration, or application for patent, trademark or service mark registration which becomes part of the Patent and Trademark Collateral under this Section, or which, in the reasonable business judgment of each such Grantor, is a material patent, trademark or service mark registration or application for patent, trademark or service mark registration. Each Grantor shall, where consistent with prudent business practices, use best efforts to negotiate new license agreements subject to the grant of the security interest created by this Agreement. Each Grantor agrees that, if, before the Secured Obligations have been satisfied in full, it obtains an ownership interest in any recorded copyright or pending copyright application before the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof ("COPYRIGHTS"), then the provisions of this subsection shall be equally applicable to such copyrights and each


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         Grantor authorizes the Agent to modify this Agreement by, among other things, adding a new Schedule III to include any such Copyrights under this Agreement.

                  (e) Each Grantor agrees (i) to prosecute diligently any patent, trademark or service mark application that is part of Schedules I and II, (ii) to file applications for registration of any patent, trademark or service mark which is or becomes material to its business,
         (iii) to take all necessary steps in any proceeding before the United States Patent and Trademark Office or in any court, to maintain and protect each material patent, trademark, service mark, trade name, trade dress and patent, trademark or service mark registration, and each license agreement, and (iv) to participate in opposition, cancellation and infringement proceedings in each case, such actions under clauses (i) through (iv) above, to be taken as and to the extent Grantor, in the exercise of its reasonable commercial judgment, deems necessary or desirable. Any expenses incurred in connection with such activities shall be borne by such Grantor. If any Grantor fails to comply with any of the foregoing duties, the Agent shall have the right, but not the obligation, to effect compliance in the name of the Grantor to the extent permitted by law, at the Grantor's expense.

                  (f) Except as may be permitted by the Credit Agreement, no Grantor shall (i) abandon any patent, trademark or service mark registration or application for patent, trademark or service mark registration, or any patent, trademark, service mark or trade name, without the written consent of the Agent, which consent shall not be unreasonably withheld, except where such abandonment would not be reasonably likely to have a material adverse effect on the financial condition, operations, business, properties or assets of the Grantors taken as a whole, or (ii) take any action, or permit any action to be taken by any other Persons to the extent such Persons are subject to its control, or fail to take any action, which would materially and adversely affect the validity, perfection, priority or enforcement of the rights transferred herein to the Agent under this Agreement, and any such action or agreement if it shall be entered into or taken, shall be null and void and of no effect whatsoever. Each Grantor agrees to notify the Agent immediately and in writing if such Grantor learns
         (i) that any material item of the Patent and Trademark Collateral may become abandoned, or (ii) of any adverse determination or any development (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any material part of the Patent and Trademark Collateral.

                  (g) In the event that any material item of the Patent and Trademark Collateral is infringed or misappropriated by a third party, any Grantor having any right, title or interest in such Patent and Trademark Collateral shall promptly notify the Agent and shall, unless such Grantor shall reasonably determine that such Patent and Trademark Collateral is of immaterial economic value to such Grantor, take all reasonable steps and actions to defend against and enjoin the infringement or misappropriation, and shall take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect and enforce such Patent and Trademark Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.


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                  (h) Each Grantor shall continue to use reasonable and proper statutory notice in connection with its use of each registered patent, trademark or service mark.

                  (i) Each Grantor agrees (i) to maintain the quality of any and all products or services of such Grantor used or provided in connection with the Patent and Trademark Collateral, consistent with the quality of said products and services as of the date hereof and (ii) to take all reasonable steps to ensure that all licensees of any Patent and Trademark Collateral maintain consistent standards of quality, consistent with the standards in effect on the date hereof.

         SECTION 5. TRANSFERS AND OTHER LIENS. Each Grantor shall not, except as otherwise permitted under the Credit Agreement:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Patent and Trademark Collateral, except that any Grantor may license the Patent and Trademark Collateral (i) in the ordinary course of such Grantor's business, provided that such Grantor, in the exercise of its reasonable commercial judgment, determines that such license is necessary or desirable in the conduct of such Grantor's business, or
         (ii) in connection with a sale or transfer of assets as provided in the Credit Agreement, PROVIDED that such license shall be on terms reasonably expected to maximize the gain to such Grantor resulting from the granting of such license,

                  (b) create or suffer to exist any Lien upon or with respect to any of the Patent and Trademark Collateral except for the Security Interests created by this Agreement or permitted by the Credit Agreement, or

                  (c) take any other action in connection with any of the Patent and Trademark Collateral that would impair the value of the interest or rights thereunder of such Grantor or that would impair the interest or rights of the Agent or the Lenders, the Issuer and the Swing Line Lender.

Nothing in this Section 5 will prevent licenses by any Grantor to another
Grantor.

         SECTION 6. AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Patent and Trademark Collateral,


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                  (b) to receive, endorse, and collect any drafts or other
         instruments, documents and chattel paper, in connection with clause (a) above, and

                  (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any payments relating to the Patent and Trademark Collateral or otherwise to enforce the rights of the Agent with respect to any of the Patent and Trademark Collateral.

         SECTION 7.   AGENT MAY PERFORM.

                  (a) If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 10(b).

                  (b) The Agent or its designated representatives shall have the right, at any reasonable time during normal business hours and from time to time, upon reasonable notice, and without undue interruption to the business of such Grantor, to inspect the premises of any Grantor and to examine the books, records and operations of any Grantor (including, without limitation, any Grantor's quality control processes) relating to the Patent and Trademark Collateral.

         SECTION 8. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest in the Patent and Trademark Collateral and shall not impose any duty upon it to exercise any such powers.

         SECTION 9. REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Patent and Trademark Collateral, in addition to other rights and remedies provided for herein or otherwise available to the Agent, all the rights and remedies of The Lenders, the Issuer and the Swing Line Lender in default under the NYUCC (whether or not the NYUCC applies to the affected Patent and Trademark Collateral) and also may (i) exercise any and all rights and remedies of any Grantor under or otherwise in respect of the Patent and Trademark Collateral, (ii) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the documents embodying the Patent and Trademark Collateral as directed by the Agent and make such documents available to the Agent at a place to be designated by the Agent which is reasonably convenient to both the Agent and such Grantor, (iii) occupy, for a reasonable period and without obligation to such Grantor in respect of such occupation, any premises owned or leased by any Grantor where documents embodying the Patent and Trademark Collateral or any part thereof are assembled in order to effectuate the Agent's rights and remedies hereunder or under law, and (iv) without notice except as specified below, sell the Patent and Trademark Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or



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         elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Patent and Trademark Collateral by any Grantor, the goodwill of the business connected with and symbolized by any Patent and Trademark Collateral subject to such disposition shall be included, and such Grantor shall supply to the Agent or its designee such Grantor's know-how and expertise relating to the manufacture and sale of products or the provision of services relating to any Patent and Trademark Collateral subject to such disposition, and its customer lists and other records relating to such Patent and Trademark Collateral and to the distribution of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Patent and Trademark Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All payments received by any Grantor under or in connection with any of the Patent and Trademark Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

                  (c) All payments made under or in connection with or otherwise in respect of the Patent and Trademark Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Patent and Trademark Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10) in whole or in part by the Agent for the ratable benefit of the Lenders, the Issuer and the Swing Line Lender against, all or any part of the Secured Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the respective Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 10. INDEMNITY AND EXPENSES. Without duplicating any amounts payable under Sections 10.7, 11.5 and 11.10 of the Credit Agreement:

                  (a) Each Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of, or in connection with or resulting from this Agreement or the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and costs of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Patent and Trademark Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

         SECTION 11. SECURITY INTEREST ABSOLUTE. All rights of the Agent and Security Interests granted hereunder, and each of the Grantor's Obligations, shall, to the extent permitted by law, be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Credit Agreement or any other Loan Document (other than this Agreement), including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or otherwise;

                  (iii) any taking and holding of Patent and Trademark Collateral or guarantees for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any Patent and Trademark Collateral or such guarantees, or any nonperfection of any Patent and Trademark Collateral, or any consent to departure from any such guaranty;

                  (iv) any manner of application of Patent and Trademark Collateral, or proceeds thereof, to all or any of the Secured Obligations, or the manner of sale or other disposition of any Patent and Trademark Collateral;

                  (v) any consent by any Lender, the Issuer, the Swing Line Lender or the Agent to the change, restructuring or termination of the corporate structure or existence of any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof;

                  (vi) any modification, compromise, settlement or release by the Agent or any Lender, the Issuer or the Swing Line Lender, by operation of law or otherwise (except any of the foregoing with respect to this Agreement), collection or other liquidation of the Secured Obligations or the liability of any Grantor, or of the Patent and Trademark Collateral, in whole or in part, and any refusal of payment by the Agent or any Lender, the Issuer or the Swing Line Lender, in whole or in part, from any obligor, any Grantor in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

                  (vii) any other circumstance (other than by operation of law) that might otherwise constitute a defense available to, or a discharge of, the Grantor.

The granting of a Security Interest in the Patent and Trademark Collateral shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Agent or any Lender, the Issuer or the Swing Line Lender upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

         SECTION 12. WAIVER. Each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations (as that term is defined in this Agreement) and this Agreement and any requirement that the Agent or any Lender, the Issuer or the Swing Line Lender protect, secure, perfect or insure any Security Interest or any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.

         SECTION 13. AMENDMENTS, ETC.

                  (a) Except as provided in subsection (b) to this Section 13, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure to exercise nor any delay in exercising, on the part of the Agent, any of the Lenders, the Issuer or the Swing Line Lender, any right, power or privilege under this Agreement shall operate as a waiver thereof; further, no single or partial exercise of any right, power or privilege under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) Any patent and trademark security agreement supplement hereto shall be in substantially the form of Exhibit A hereto (each a "PATENT AND TRADEMARK SECURITY AGREEMENT SUPPLEMENT"), and upon the execution and delivery thereof by any Person (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor and each reference in this Agreement to "GRANTOR" shall also mean and be a reference to such Additional Grantor, and (ii) the supplements attached to each Patent and Trademark Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I and II hereto, and the Agent may attach such supplements to such Schedule as supplemented pursuant hereto.

         SECTION 14. ADDRESSES FOR NOTICES. All notices and other communications to any party provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, addressed to such party, in the case of any Telxon, at its address referred to in Section 11.2 of the Credit Agreement, in the case of a Grantor other than Telxon, at its address referred to on Schedule I to the Subsidiary Guaranty or next to its signature in any Supplement to the Subsidiary Guaranty, in the case of the Agent, at the address of the Agent referred to in Section 11.2 of the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (a) when received, if mailed or delivered, or (b) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

         SECTION 15. CONTINUING SECURITY INTEREST; RELEASE AND REASSIGNMENT OF COLLATERAL.

                  (a) This Agreement shall create a continuing Security Interest in the Patent and Trademark Collateral and shall (i) remain in full force and effect until the cash payment in full of the Secured Obligations, the repayment of all Loans, the expiration or cancellation of all Letters of Credit and the termination of the Revolving Commitments, (ii) be binding upon each Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders, the Issuer, and the Swing Line Lender and each of their respective successors, transferees and assigns, including, but not limited to, those provided in the Credit Agreement. Upon the payment in full of the Secured Obligations, the repayment of all Loans, the expiration or cancellation of all Letters of Credit and the termination of the Revolving Commitments, this Agreement and the Liens granted to the Agent hereunder, shall terminate. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (in accordance with the terms of the Credit Agreement) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, Issuer or Swing Line Lender herein or otherwise, in each case subject to and as provided for in Section 11.7 of the Credit Agreement.

                  (b) In the case of any Patent and Trademark Collateral pledged or assigned, or in which a security interest is granted hereunder by any Grantor, upon any sale, lease, transfer or other disposition of any item of Patent and Trademark Collateral in accordance with the terms of the Credit Agreement (other than sales of Inventory in the ordinary course of business), the Agent will, at such Grantor's expense, execute and deliver to any Grantor, any such documents as such Grantor shall reasonably request to evidence the release of such item of Patent and Trademark Collateral from the assignment and security interest granted hereby; provided, however, as to clause (a)(ii) above, that (x) at the time of such request and such release no Event of Default (or event or condition which upon notice or lapse of time or both would constitute an Event of Default) shall have occurred and be continuing, (y) such Grantor shall have delivered to the Agent, at least 10 Business Days prior to the date of the proposed release, or such shorter period acceptable to the Agent under this Agreement, a written request for release describing the item of Patent and Trademark Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Credit Agreement and as to such other matters as the Agent may request, and (z) any proceeds of any such sale, lease, transfer or other disposition required to be applied to the prepayment of Loans or reduction in Revolving Commitments in accordance with the Credit Agreement shall be so applied.

                  (c) Upon the cash payment in full of the Secured Obligations, the Security Interests granted hereby shall terminate and all rights to the Patent and Trademark Collateral shall revert and be reassigned to the respective Grantors. Upon any such termination, the Agent will, at such Grantor's expense, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence such termination and reassignment.

         SECTION 16. TRANSACTIONS PERMITTED UNDER THE CREDIT AGREEMENT. Nothing contained in this Agreement shall in any manner prohibit or restrict any Grantor or any of its Subsidiaries from consummating any transaction, entering into any agreement or otherwise taking any action expressly permitted under the Credit Agreement.

         SECTION 17. SEVERABILITY. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

         SECTION 18. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 19. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PATENT AND TRADEMARK COLLATERAL ARE GOVERNED BY THE LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION OTHER THAN THE STATE OF NEW YORK. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 8 OR 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

         SECTION 20. WAIVER OF TRIAL BY JURY. EACH GRANTOR HEREBY
UNCONDITIONALLY AND IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            GRANTORS:

                                            TELXON CORPORATION

                                            By: /s/ GERALD J. GABRIEL
                                               --------------------------------
                                            Name: Gerald J. Gabriel
                                                 ------------------------------
                                            Title: Senior Vice President
                                                  -----------------------------

                                            TELETRANSACTION, INC.

                                            By: /s/ GERALD J. GABRIEL
                                               --------------------------------
                                            Name:    Gerald J. Gabriel

                                            Title: Senior Vice President


                                            PENRIGHT! CORPORATION

                                            By: /s/ GERALD J. GABRIEL
                                               --------------------------------
                                            Name:    Gerald J. Gabriel

                                            Title: Senior Vice President


                                            META HOLDING CORPORATION

                                            By: /s/ GERALD J. GABRIEL
                                                 ------------------------------
                                            Name:    Gerald J. Gabriel

                                            Title: Senior Vice President

                                            AGENT:

                                            THE BANK OF NEW YORK

                                            By: /s/ ROBERT J. JOYCE
                                               --------------------------------
                                            Name:

                                            Title:




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